Provisions and contingencies	3 Months Ended
Mar. 31, 2020
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Provisions and contingencies
Provisions and contingencies

Provisions

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At January 1, 2020	1,855	150	45	2,050
Additions	—	—	19	19
Unwinding of the discount factor	45	—	—	45
At March 31, 2020	1,900	150	64	2,114

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At January 1, 2019	1,641	150	44	1,835
Additions	—	—	1	1
Unwinding of the discount factor	214	—	—	214
At December 31, 2019	1,855	150	45	2,050

Assumed contingent liability
On December 23, 2017, the Group acquired Discuva Limited ('Discuva'). As part of the acquisition, the Group assumed certain contingent liabilities as certain employees, former employees and former directors of Discuva are eligible for payments from Discuva based on specified development and clinical milestones related to proprietary product candidates developed under the Discuva Platform. The timing of these potential payments is uncertain.

9. Provisions and contingencies (continued)
On the date of acquisition, the fair value of the assumed contingent liability was estimated using the expected value of the payments. The assumed contingent liabilities are subsequently measured at amortized cost using discounted cash flow models which calculate the risk adjusted net present values of estimated potential future cash flows of the payments. The assumed contingent liabilities are re-measured when there is a specific significant event that provides evidence of a significant change in the probability of successful development and clinical milestones being achieved.
The models will be updated for changes in the probability of successful development and clinical milestones being achieved and other associated assumptions with the discount factor to remain unchanged within the model. A discount factor of 13% has been used to discount the contingent liabilities back to net present value. This discount factor has been calculated using appropriate measures and rates which could have been obtained in the period that the contingent liabilities were assumed.
The value of the assumed contingent liability as at March 31, 2020 is £1.9 million (December 31, 2019: £1.9 million). The contingent liability has not been re-measured during the period. The table below describes the value of the assumed contingent liabilities as at March 31, 2020, of £1.9 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

March 31, 2020 £000
Estimated assumed contingent liabilities	1,900
1% lower discount rate	1,973
1% higher discount rate	1,836
10% lower probability of success	1,675
10% higher probability of success	2,106

Contingencies
In addition to those items provided for above, the Group also has the following contingencies:

University College London (novated from The School of Pharmacy, University of London)
The Group has agreed to pay the University College London a low single-digit share of all revenue, pre and post commercialization, received by the Group in respect of ridinilazole up to a maximum of £1.0 million in consideration of their role in the development of the initial compound series from which ridinilazole was later identified. Following the license and commercialization agreement entered into with Eurofarma Laboratórios S.A. ('Eurofarma'), an initial payment was made to University College London of £0.04 million. Upon reaching the first milestone on enrollment with Eurofarma, an additional payment was provided for as at the period end date.

Wellcome Trust
The provision in respect of royalties relates to the amounts due to the Wellcome Trust. Under the terms of the funding arrangement entered into in October 2017, the Wellcome Trust is entitled to a share of the cumulative net revenue that the Group or its affiliates receive from exploiting the exploitation intellectual property rights or award products. If Summit undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a low-single digit percentage share of net revenues. If a third-party undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a mid-single digit percentage share of net revenues received by Summit from sales by the third-party and a milestone payment of a low-single digit percentage of any cumulative pre-commercial payments received by Summit from third-party licensees. In both instances outlined above the Group would also be obligated to pay the Wellcome Trust a milestone of a specified amount if cumulative net revenue exceeds a specified amount. Following the license and commercialization agreement entered into with Eurofarma, an initial payment became due to the Wellcome Trust upon commercialization of ridinilazole. A second payment became due as a result of reaching the first milestone on enrollment with Eurofarma. The payment has been provided for by the Group as at the period end date and has been discounted back to net present value relative to the expected timing of the potential commercialization of ridinilazole.